UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2021
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Governance Principles of MPLX LP (“MPLX”) and MPLX GP LLC, the general partner of MPLX (the "General Partner"), require that any member of the General Partner's Board of Directors (the “Board”) who is also an employee (a “Management Director”) of MPLX, its subsidiaries, Marathon Petroleum Corporation or its affiliates, including the General Partner (collectively, the “Marathon Group”), must tender his or her resignation from the Board following termination of employment with such entity, including a termination resulting from retirement. On November 29, 2021, consistent with the Governance Principles, the Board determined to accept resignations from Donald C. Templin and Pamela K.M. Beall, each a Management Director who retired from the Marathon Group during 2021. The resignations will be effective December 31, 2021.
On November 29, 2021, the board of managers of MPC Investment LLC, the sole member of the General Partner, appointed John J. Quaid to serve as a member of the Board, effective January 1, 2022, and fixed the size of the Board at nine members, effective as of the same date. Mr. Quaid is not expected to serve on any standing committees of the Board.
Mr. Quaid currently serves as the General Partner's Executive Vice President and Chief Financial Officer. As a Management Director, he will not receive compensation for his services as a member of the Board.
Other than the employment relationship disclosed above, there are no arrangements or understandings between Mr. Quaid and any other persons pursuant to which Mr. Quaid was appointed to the Board. Mr. Quaid has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: December 3, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary